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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of John Q. Hammons Hotels, Inc. on Form 10-Q for the period ended April 2, 2004, as filed with the Securities and Exchange Commission, we, John Q. Hammons, Chief Executive Officer, and Paul E. Muellner, Chief Financial Officer, certify, pursuant to 18 U.S.C.
      Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1.    The Quarterly Report fully complies with the requirements of
                  Section 13(a) of the Securities Exchange Act of 1934; and

            2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of John Q. Hammons Hotels, Inc.

      A signed original of this written statement required by Section 906 has been provided to John Q. Hammons Hotels, Inc. and will be retained by John
      Q. Hammons Hotels, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.

Dated:  May 14, 2004

                                                  /s/ John Q. Hammons
                                                  ------------------------------
                                                  John Q. Hammons

                                                  /s/ Paul E. Muellner
                                                  ------------------------------
                                                  Paul E. Muellner

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